Exhibit 10.1


                                 AMENDMENT NO. 2

                  AMENDMENT NO. 2 dated as of December 2, 2005 between BE AEROSPACE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), each of the lenders that is a signatory hereto under the caption "LENDERS" on the signature pages hereto (individually a "Lender" and collectively the "Lenders") and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") under the Credit Agreement referred to below.

                  The Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of February 12, 2004 (as amended, the "Credit Agreement"). The Borrower and the Lenders wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement shall be amended as follows:

                  Section 2.01. Restricted Payments. Section 6.06 of the Credit Agreement shall be amended by inserting the following new paragraph at the end thereof to read as follows:

                  "Notwithstanding anything herein to the contrary contained in this Section 6.06, the Borrower may redeem its 8% Senior Subordinated Notes issued pursuant to the Indenture dated as of February 13, 1998 between the Borrower and The Bank of New York as Trustee, with the proceeds of any Equity Issuance and, if such proceeds are not sufficient, up to $15,000,000 of cash on hand."

                  Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article III of the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to be made as of a specific date, as of such specific date) and as if each reference in said Article III to "this Agreement" included reference to this Amendment No. 2.

                  Section 4. Condition Precedent. The amendments to the Credit Agreement set forth in Section 2 above shall become effective as of the date hereof upon (a) receipt by the Administrative Agent of this Amendment No. 2, duly executed and delivered by the Borrower and the Required Lenders, (b) payment of all fees and expenses as the Borrower shall have agreed to pay to any Lender or the Administrative Agent in connection with this Amendment No. 2, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Administrative Agent, and (c) such other documents that the Administrative Agent or special New York counsel to the Administrative Agent may reasonably request.

                  Section 5. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any


                                Amendment No. 2
                                ---------------
number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.

                                        BE AEROSPACE, INC.


                                        By /s/ Jeffrey P. Holtzman
                                          --------------------------------
                                           Name: Jeffrey P. Holtzman
                                           Title: Vice President

                                        LENDERS
                                        -------

                                        JPMORGAN CHASE BANK


                                        By /s/ Matthew H. Massie
                                          --------------------------------
                                           Name: Matthew H. Massie
                                           Title: Managing Director

                                        GE CAPITAL CORPORATION


                                        By /s/ Brian P. Schwinn
                                          --------------------------------
                                           Name: Brian P. Schwinn
                                           Title: Duly Authorized Signatory

                                        CREDIT SUISSE FIRST BOSTON,
                                        acting through its Cayman Islands Branch


                                        By /s/ Karl Studer
                                          --------------------------------
                                           Name: Karl Studer
                                           Title: Director


                                        By /s/ Yvonne Guntlin
                                          --------------------------------
                                           Name: Yvonne Guntlin
                                           Title: Assistant Vice President






                                Amendment No. 2
                                ---------------